UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                March 19, 2019

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

On March 26, 2019, Rod Larson, Oceaneering's President and Chief Executive Officer, will meet with institutional investors at the Scotia Howard Weil 47th Annual Energy Conference in New Orleans, Louisiana. The investor handout will be made available after the close of the market on March 19, 2019 through the Investor Relations section of Oceaneering's website, at www.oceaneering.com.
The definitions and rationale for the use of the non-GAAP terms EBITDA, Adjusted EBITDA, Adjusted Operating EBITDA, Free Cash Flow and the reconciliations to their most directly comparable GAAP financial measures can be found in the Supplemental Financial Information section of the handout.
The information furnished pursuant to this Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Please note that certain statements in the handout are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and are subject to the "Safe Harbor" provisions of those statutes. Forward-looking statements are generally accompanied by words such as "estimate," "project," "predict," "believe," "expect," "anticipate," "outlook," "plan," "guidance," "forecast," "budget," "goal," "should," "would" or other words that convey the uncertainty of future events or outcomes. Among other items, the forward-looking statements in the handout include statements regarding:

•
our belief that we have a strong portfolio of diversified services and products, a geographically dispersed asset base and revenue streams, blue chip customers, strong market positions, growing non-energy segment and increasing offshore activity levels, including participation in offshore renewables;

•	our belief that we can provide ROV technologies that enable better control and video imaging, precise tool manipulation, and adherence to industry requirements;

•	our ROV segment outlook for the first quarter 2019 compared to the fourth quarter 2018 and the full year 2019 compared to 2018;

•	our expectation that our Subsea Products book-to-bill ratio will exceed 1.0 in 2019;

•	our belief in the capabilities and benefits of our well intervention systems;

•	our Subsea Products segment outlook for the first quarter 2019 compared to the fourth quarter 2018 and the full year 2019 compared to 2018;

•
our Subsea Projects segment outlook for the first quarter 2019 compared to the fourth quarter 2018 and the full year 2019 compared to 2018, including our expectation that the Ocean Evolution will be placed into service during the second quarter of 2019;

•
our belief that the Asset Integrity segment provides optimized, industry-leading inspection services and integrity management solutions to assure our customers are equipped with the data required to make informed, value-adding decisions;

•	our Asset Integrity segment outlook for the first quarter 2019 compared to the fourth quarter 2018 and the full year 2019 compared to 2018;

•	our Advanced Technologies segment outlook for the first quarter 2019 compared to the fourth quarter 2018 and the full year 2019 compared to 2018;

•	our outlook for our Energy Segments, Advanced Technologies segment and Unallocated Expenses in the first quarter 2019 compared to the fourth quarter 2018;

•	our outlook regarding the following for 2019 as compared to 2018:

◦	Free Cash Flow;

◦	Adjusted EBITDA range;

◦	EBITDA from each operating segment;

◦	Capital Expenditures range;

◦	Unallocated Expenses;

◦	Net Interest Expense; and

◦	Income Tax payments

•	our belief regarding key enablers to offshore energy;

•	our belief regarding the offshore energy outlook;

•	our belief the overall offshore markets will continue to be challenging as the industry rebounds; and

•
our expectations that our focus will continue to be generating positive free cash flow, maintaining a strong liquidity position, improving our returns and maintaining our safety performance and quality.

These forward-looking statements are based on our current information and expectations that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are:

•	worldwide demand for oil and gas;

•	general economic and business conditions and industry trends;

•	the ability of the Organization of Petroleum Exporting Countries, or OPEC, to set and maintain production levels;

•	the level of production by non-OPEC countries, including U.S. shale oil;

•	the ability of oil and gas companies to generate funds for capital expenditures;

•	domestic and foreign tax policy;

•	changes in tax laws, regulations and interpretation by taxing authorities;

•	laws and governmental regulations that restrict exploration and development of oil and gas in various offshore jurisdictions;

•	technological changes;

•	the political environment of oil-producing regions;

•	the price and availability of alternative fuels; and

•	overall economic conditions.

Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. For additional information regarding these and other factors that could cause our actual results to differ materially from those expressed in our forward-looking statements, see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2018 and our Quarterly Reports on Form 10-Q.

Except as required by applicable law, we do not undertake any obligation to update or revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	March 19, 2019	By:	/S/ Alan R. Curtis
Alan R. Curtis
Senior Vice President and Chief Financial Officer

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